Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             6.8555%



        Excess Protection Level
          3 Month Average  5.74%
          September, 2000  5.71%
          August, 2000  5.52%
          July, 2000  5.98%


        Cash Yield                                  19.26%


        Investor Charge Offs                        4.49%


        Base Rate                                   9.05%


        Over 30 Day Delinquency                     4.99%


        Seller's Interest                           8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $54,293,652,263.17


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,612,451,744.68